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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

American Income Fund, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN			55402
(Address of principal executive offices)			(Zip code)

Charles D. Gariboldi 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

AMERICAN
INCOME FUND

MRF

August 31, 2005
ANNUAL REPORT

AMERICAN INCOME FUND

Fund Objective

American Income Fund, Inc., (the “fund”) is a closed-end investment fund that invests in fixed-income securities, primarily in mortgage-backed securities. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund’s investments.

Table of Contents

2	Fund Overview

6	Financial Statements

10	Notes to Financial Statements

17	Schedule of Investments

24	Report of Independent Registered Public Accounting Firm

25	Notice to Shareholders

NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

Average Annual Total Returns

Based on net asset value (“NAV”) for the period ended August 31, 2005

*Total return has not been annualized.

**The blended benchmark for American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%).  Indices are for illustrative purposes only and are not available for Investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. • Average annual total returns based on the change in market price for the ten-month, one-year, five-year, and ten-year periods ended August 31, 2005, were 0.85%, 2.63%, 7.99%, and 7.87%, respectively. • Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. • Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. •  Please remember, you could lose money with this investment.  Neither safety of principal nor stability of income is guaranteed.  Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

Fund OVERVIEW

Fund Management

Chris Neuharth, CFA is responsible for the management of the mortgage portion of the fund. He has 24 years of financial experience.

Doug Hedberg, CFA is responsible for the management of the high-yield portion of the fund. He has 41 years of financial experience.

Fiscal year-end change

American Income Fund’s fiscal year-end has changed from October 31 to August 31, effective with the 10 months ended August 31, 2005. In this report, we will discuss the economy and the fund’s performance during this 10-month period.

The economy experiences solid growth

The economy continued to expand at a solid pace as corporate earnings remained vigorous and balance sheets strong. Under the watchful eye of the Federal Reserve (the “Fed”), inflation was held in check, with no fewer than seven short-term rate hikes by the Fed from November 2004 through August 2005. While this measured approach to tightening monetary policy continued to foster stability in the bond market, there was little the Fed could do – aside from expressions of perplexity – to affect the long-term rates, which remained stubbornly low, largely due to a variety of technical factors in the marketplace.

Back to Earth for high yield

During the 10-month period ended August 31, 2005, solid economic growth and the Fed’s measured tightening produced a generally favorable environment for both high-yield bonds and mortgage-backed securities, which are the primary investments for the fund. With both corporate profits and balance sheets in good shape, high-yield bonds continued 2004’s strong performance, especially throughout the first half of the fiscal period. Through the remaining months the performance lagged somewhat, a sign that the credit cycle has peaked and that the sector is not likely to generate the stellar returns from 2003 or 2004 anytime soon. Mortgage-backed securities followed a similar pattern, benefiting from the Fed’s measured rate hikes, which helped to keep volatility down in the mortgage market.

Fund performance beats benchmark

For the 10-month period ended August 31, 2005, American Income Fund earned a total return of 3.86% on its NAV. The fund slightly outpaced its blended benchmark index(1), which returned 3.70% during the same period. Steady economic growth and

(1)          This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (EMG) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144A securities are also included. These indices are unmanaged and do not include any fees or expenses in their total return calculations.

low inflation spurred performance in both high-yield and mortgage sectors, the latter free from interest-rate jitters thanks to the Fed’s measured tightening of monetary policy. The overweighted position of high-yield bonds in our portfolio (by 3% to 5% during the period) helped performance, as these assets shored up solid gains, with emerging markets turning in a particularly impressive performance.

A drop in the fund’s dividend

The fund uses leverage (borrowing) to make security purchases. Because investment opportunities in longer-term securities proved less attractive this year relative to the cost of borrowing, which is tied to the short end of the market, earnings dropped and we needed to cut the fund’s dividend. Over the 10-month period, the monthly dividend fell to 4.25 cents per share, compared to 5.0 cents per share for the month ended October 31, 2004. For the 10-month period, the fund paid out 49.2 cents per share in dividends, resulting in an annualized distribution yield of 7.28% based on the fund’s August 31, 2005, market price.

Portfolio Allocation

As a percentage of total assets on August 31, 2005

Focus on emerging markets and other portfolio strategies

Throughout the 10-month period, between 3% and 6% of the fund’s high-yield exposure was allocated to emerging markets, which, aside from enhancing diversification, made an outstanding contribution to our portfolio’s high-yield performance. While the portfolio is normally managed to an effective duration of three to five years, we continued to stay at the short end of that range, maintaining a more defensive rate strategy. With the credit cycle past its peak, we have been actively upgrading the quality of our high-yield assets and are planning to decrease our overweighting in that sector. In response to growing event risk in the credit market, brought on by more vigorous merger-and-acquisition activity, we sought to diversify by managing smaller positions and investing in securities where the underlying credit risk is diversified among a large number of corporate issuers, thereby reducing dramatically the company-specific risk in the portfolio. In the mortgage sector, considering stretched housing valuations and lower underwriting standards, we have turned to agency mortgage securities, which are less sensitive to credit risk than nonagency issues.

Outlook for 2006

The economy, while growing at a solid pace, will certainly not remain unaffected by the aftermath of Hurricane Katrina. Inflation, for instance, may prove more challenging to hold in check as a result of the disaster. We anticipate that the Fed will continue its measured policy of periodic interest-rate hikes, but this tightening cycle is approaching the end and will likely conclude with the short-term rate at 4% to 4.25%. While we regard with skepticism any predictions of a bursting housing bubble, we will, in view of outsized valuations and lower underwriting standards, continue reducing our lower-quality, nonagency, mortgage-backed securities in favor of agency products. In the high-yield sector, we expect the returns to be, at best, not much more than average. With the credit cycle past its peak and default rates likely to rise, valuations are not very compelling, which is why we expect to reduce our high-yield position in the coming quarters.

Thank you for your continued confidence in the fund

We remain dedicated to working on your behalf to provide you with an investment that generates a reliable stream of income while providing a competitive total return.  If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl
Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

/s/ Chris Neuharth
Chris Neuharth
Managing Director, Securitized Debt
U.S. Bancorp Asset Management, Inc.

/s/ Doug Hedberg
Doug Hedberg
Managing Director, High Yield
U.S. Bancorp Asset Management, Inc.

Financial STATEMENTS

Statement of Assets and Liabilities August 31, 2005

Assets:
Investments in unaffiliated securities, at value (cost: $113,876,694) (note 2)	$115,244,139
Investment in affiliated money market fund, at value (cost: $1,608,450) (note 3)	1,608,450
Cash	10,060
Receivable for accrued interest	1,115,322
Prepaid expenses	37,251
Total assets	118,015,222
Liabilities:
Options written, at value (premiums received: $8,211)	7,969
Payable for securities purchased on a when-issued basis (note 2)	9,782,813
Payable for reverse repurchase agreements (note 2)	23,152,439
Payable for investment advisory fees (note 3)	47,507
Payable for administrative fees (note 3)	7,156
Payable for interest expense	39,186
Payable for professional fees	29,127
Payable for variation margin (note 2)	40,625
Payable for other expenses	28,912
Total liabilities	33,135,734
Net assets applicable to outstanding capital stock	$84,879,488
Composition of net assets:
Capital stock and additional paid-in capital	$95,888,834
Accumulated net realized loss on investments	(12,330,197)
Net unrealized appreciation of investments	1,367,445
Net unrealized depreciation of futures contracts	(46,836)
Net unrealized appreciation of options written	242
Total–representing net assets applicable to capital stock	$84,879,488
Net asset value and market price of capital stock:
Net assets outstanding	$84,879,488
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,454,221
Net asset value per share	$8.98
Market price per share	$8.13

See accompanying Notes to Financial Statements.

2005 Annual Report

American Income Fund

Statements of Operations

	Ten-Month Period Ended 8/31/05	Year Ended 10/31/04
Investment income:
Interest from unaffiliated securites	$5,611,009	$7,000,058
Dividends from affiliated money market fund	35,125	23,365
Total investment income	5,646,134	7,023,423
Expenses (note 3):
Investment advisory fees	460,057	554,996
Interest expense	468,305	257,306
Administrative fees	70,778	85,384
Custodian fees	6,361	8,538
Transfer agent fees	28,372	31,159
Listing fees	17,699	8,866
Postage and printing fees	30,891	52,015
Directors' fees	1,697	1,603
Professional fees	44,334	30,739
Other expenses	20,911	17,649
Total expenses	1,149,405	1,048,255
Net investment income	4,496,729	5,975,168
Net realized and unrealized gains (losses) on investments in securities, futures contracts, and options written (notes 2 and 4):
Net realized gain (loss) on:
Investments in securities	77,696	1,821,219
Futures contracts	(185,988)	(478,981)
Options written	78,866	135,111
Net change in unrealized appreciation or depreciation of:
Investments in securities	(1,899,600)	(60,094)
Futures contracts	258,948	(305,784)
Options written	242	(27,784)
Net gain (loss) on investments	(1,669,836)	1,083,687
Net increase in net assets resulting from operations	$2,826,893	$7,058,855

See accompanying Notes to Financial Statements.

2005 Annual Report

American Income Fund

Financial STATEMENTS continued

Statements of Cash Flows For the Period Ended August 31, 2005

	Ten-Month Period Ended 8/31/05	Year Ended 10/31/04
Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,826,893	$7,058,855
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(205,140,695)	(219,091,438)
Proceeds from sales of investments	184,473,073	227,373,279
Net purchases/sales of short-term securities	638,409	(1,854,663)
Net amortization of bond discount and premium	1,671	(99,611)
Net change in unrealized appreciation or depreciation of investments in securities, futures contracts, and options written	1,640,410	393,662
Net realized gains/losses on investments in securities, futures contracts, and options written	29,426	(1,956,330)
Net premiums received for options written	87,077	118,078
Increase/decrease in receivable for accrued interest	2,948	(5,067)
Increase in prepaid expenses	(37,251)	-
Increase/decrease in other assets	10,685	(10,507)
Net change in variation margin	64,398	49,187
Net purchased options activity	(4,159)	-
Increase/decrease in accrued fees and expenses	43,626	(4,223)
Net cash provided by (used in) operating activities	(15,363,489)	11,971,222
Cash flows from financing activities:
Net purchases/sales of mortgage dollar roll transactions	18,422,422	(18,422,422)
Net proceeds from reverse repurchase agreements	1,588,688	11,717,741
Distributions paid to shareholders	(4,650,816)	(6,027,070)
Net cash provided by (used in) financing activities	15,360,294	(12,731,751)
Net decrease in cash	(3,195)	(760,529)
Cash at beginning of period	13,255	773,784
Cash at end of period	$10,060	$13,255
Supplemental disclosure of cash flow information: Cash paid for interest	$449,291	$269,673

See accompanying Notes to Financial Statements.

2005 Annual Report

American Income Fund

Statements of Changes in Net Assets

	Ten-Month Period Ended 8/31/05	Year Ended 10/31/04	Year Ended 10/31/03
Operations:
Net investment income	$4,496,729	$5,975,168	$6,322,680
Net realized gain (loss) on:
Investments in securities	77,696	1,821,219	570,150
Futures contracts	(185,988)	(478,981)	-
Options written	78,866	135,111	-
Net change in unrealized appreciation or depreciation of:
Investments in securities	(1,899,600)	(60,094)	2,909,585
Futures contracts	258,948	(305,784)	-
Options written	242	(27,784)	-
Net increase in net assets resulting from operations	2,826,893	7,058,855	9,802,415
Distributions to shareholders (note 2):
From net investment income	(4,496,729)	(5,975,168)	(6,417,500)
From return of capital	(154,087)	(51,902)	(11,374)
Total distributions	(4,650,816)	(6,027,070)	(6,428,874)
Total increase (decrease) in net assets	(1,823,923)	1,031,785	3,373,541
Net assets at beginning of period	86,703,411	85,671,626	82,298,085
Net assets at end of period	$84,879,488	$86,703,411	$85,671,626

See accompanying Notes to Financial Statements.

2005 Annual Report

American Income Fund

Notes to Financial STATEMENTS

(1)  Organization

American Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The fund invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund's total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

On June 22, 2005, the fund's board of directors approved a change in the fund's fiscal year-end from October 31 to August 31, effective with the ten-month period ended August 31, 2005 (the "fiscal period").

(2)  Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

As of August 31, 2005, the fund had no fair valued securities.

Securities Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the

2005 Annual Report

American Income Fund

fiscal period ended August 31, 2005, the weighted average borrowings outstanding were $20,091,969. The weighted average interest rate was 2.81%.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities in an amount equal to 5% of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possiblity that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The following options written were outstanding as of August 31, 2005:

Put Option Written	Expiration Date	Exercise Price	Number of Contracts	Market Value
U.S. 10 Year Treasury futures	Nov-05	108	10	$1,094
Total put option outstanding (premiums received $4,496)				$1,094
Call Option Written	Expiration Date	Exercise Price	Number of Contracts	Market Value
U.S. 10 Year Treasury futures	Nov-05	113	10	$6,875
Total call option outstanding (premiums received $3,715)				$6,875

2005 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

Transactions in options written for the fiscal period ended August 31, 2005, were as follows:

	Put Options Written		Call Options Written
Balance at	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
October 31, 2004	-	$-	-	$-
Opened	110	46,803	109	49,228
Expired	(56)	(23,929)	(18)	(8,249)
Closed	(44)	(18,378)	(81)	(37,264)
August 31, 2005	10	$4,496	10	$3,715

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2005, the fund had $9,782,813 of when-issued or forward-commitment securities outstanding.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. For the fiscal period ended August 31, 2005, the fund had no outstanding dollar roll transactions.

Illiquid Securities and Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund's board of directors as reflecting fair value.

Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. However, certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the fund's board of directors.

As of August 31, 2005, the fund held one illquid security, the value of which was $22,971, which represents 0.03% of net assets. This security's valuation was furnished by an independent pricing service. As of August 31, 2005, there were no restricted securities. Information concerning the illiquid security, is as follows:

Security	Par	Date Acquired	Cost Basis
California Federal Bank Los Angeles	$22,395	7/93	$2,404

2005 Annual Report

American Income Fund

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary and permanent book-to-tax differences. These differences primarily relate to mark to market tax treatment of certain options and futures contracts. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the period that the income or realized gains (losses) were recorded by the fund.

The tax character of distributions paid during the fiscal period ended August 31, 2005 and the fiscal years ended October 31, 2004 and 2003 were as follows:

	8/31/05	10/31/04	10/31/03
Distributions paid from:
Ordinary income	$4,496,729	$5,975,168	$6,417,500
Return of capital	154,087	51,902	11,374
	$4,650,816	$6,027,070	$6,428,874

At August 31, 2005, the components of accumulated deficit on a tax basis were as follows:

Accumulated capital losses	$(12,376,791)
Unrealized appreciation	1,367,445
Accumulated deficit	$(11,009,346)

Due to permanent book-to-tax differences, primarily related to over distributions in the current fiscal period, the following reclassifications have been made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Additional Paid in Capital
$154,087	$(154,087)

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

Repurchase Agreements

For repurchase agreements entered into with broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

2005 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

Reclassifications

Certain amounts in the 2004 financial statements have been reclassified to conform to the 2005 presentation.

(3)  Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc. ("USBAM"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.65% of the fund's average weekly net assets. For its fee, USBAM provides investment advice, and in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. For financial statement purposes, this reimbursement is recorded as investment income.

Administrative Fees

USBAM serves as the fund's administrator pursuant to an administration agreement between USBAM and the fund. Under this administration agreement, USBAM receives a monthly administrative fee equal to an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. Effective July 1, 2005, the custodian fee charged to the fund was reduced from an annual rate of 0.01% of average weekly net assets to an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees,

2005 Annual Report

American Income Fund

listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

(4)  Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the fiscal period ended August 31, 2005, aggregated $194,514,453 and $202,345,805, respectively.

(5)  Capital Loss Carryover

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2005, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below.

Capital Loss Carryover	Expiration
$847,451	2006
2,573,283	2007
4,931,683	2008
662,186	2009
3,362,188	2010
$12,376,791

(6)  Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2005 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

(7)  Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

	Ten-Month Period Ended		Year Ended October 31,
	8/31/05		2004	2003	2002	2001	2000 (d)
Per-Share Data
Net asset value, beginning of period	$9.17		$9.06	$8.70	$9.19	$8.90	$9.23
Operations:
Net investment income	0.48		0.64	0.67	0.70	0.65	0.68
Net realized and unrealized gains (losses) on investments	(0.18)		0.11	0.37	(0.50)	0.26	(0.29)
Total from operations	0.30		0.75	1.04	0.20	0.91	0.39
Distributions to shareholders:
From net investment income	(0.47)		(0.64)	(0.68)	(0.69)	(0.59)	(0.67)
Tax return of capital	(0.02)		- (e)	- (e)	-	(0.03)	(0.05)
Total distributions to shareholders	(0.49)		(0.64)	(0.68)	(0.69)	(0.62)	(0.72)
Net asset value, end of period	$8.98		$9.17	$9.06	$8.70	$9.19	$8.90
Market value, end of period	$8.13		$8.55	$8.55	$8.37	$8.53	$8.60
Selected Information
Total return, net asset value (a)	3.86	%(g)	9.02%	12.53%	2.48%	10.96%	5.97%
Total return, market value (b)	0.85	%(g)	7.71%	10.38%	6.22%	13.69%	17.20%
Net assets at end of period (in millions)	$85		$87	$86	$82	$87	$105
Ratio of expenses to average weekly net assets excluding interest expense	0.96	%(f)	0.93%	0.95%	0.96%	0.89%	1.06%
Ratio of expenses to average weekly net assets	1.62	%(f)	1.23%	1.48%	2.00%	2.06%	1.59%
Ratio of net investment income to average weekly net assets	6.35	%(f)	7.00%	7.49%	7.88%	7.37%	7.52%
Portfolio turnover rate	168%		193%	135%	54%	82%	65%
Amount of borrowings outstanding at end of period (in millions)	$23		$22	$10	$33	$33	$-
Per-share amount of borrowings outstanding at end of period	$2.45		$2.28	$1.04	$3.48	$3.46	$-
Per-share amount of net assets, excluding borrowings, at end of period	$11.43		$11.45	$10.10	$12.18	$12.66	$8.90
Asset coverage ratio (c)	467%		502%	970%	350%	366%	N/A

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Effective October 24, 2000, the advisor was changed from Mentor Investment Advisors, a wholly-owned subsidiary of First Union Corporation, to U.S. Bank National Association, acting through its First American Asset Management division. U.S. Bancorp Asset Management, Inc., a subsidiary of U.S. Bank National Association, is the successor to First American Asset Management.

(e)  Less than $0.01 per share.

(f)  Annualized.

(g)  Total return has not been annualized.

2005 Annual Report

American Income Fund

Schedule of INVESTMENTS

American Income Fund  August 31, 2005

Description of Security	Par Value	Value (a)
(Percentages of each investment category relate to net assets)
High Yield Corporate Bonds - 38.3%
Basic Industry - 3.7%
Abitibi-Consolidated, 8.55%, 8/1/10	$250,000	$255,625
Allegheny Technologies, 8.38%, 12/15/11	110,000	117,425
Caraustar Industries, Callable 4/1/06 @ 105.25, 9.88%, 4/1/11	300,000	309,750
Georgia-Pacific, 8.88%, 5/15/31	200,000	248,000
Harvest Operations, Callable 10/15/08 @ 103.94, 7.88%, 10/15/11	250,000	249,375
Huntsman ICI Chemicals, Callable 9/23/05 @ 103.38, 10.13%, 7/1/09	105,000	108,150
Invista, Callable 5/1/08 @ 104.63, 9.25%, 5/1/12 (c)	200,000	220,000
Newark Group, Callable 3/15/09 @ 104.88, 9.75%, 3/15/14	200,000	185,000
Norske Skog Canada, Callable 6/15/06 @ 104.31, 8.63%, 6/15/11	300,000	312,000
OM Group, Callable 12/15/06 @ 104.62, 9.25%, 12/15/11	300,000	308,250
Polyone, 8.88%, 5/1/12	200,000	201,500
Southern Peru Copper, 7.50%, 7/27/35	200,000	197,500
Stone Container, Callable 7/1/07 @ 104.19, 8.38%, 7/1/12	200,000	199,500
Tembec Industries, 8.50%, 2/1/11	300,000	229,500
		3,141,575
Brokerage - 0.6%
E*Trade Financial, Callable 6/15/08 @ 104.00, 8.00%, 6/15/11	250,000	261,875
Lazard, 7.13%, 5/15/15 (c)	250,000	252,177
		514,052
Capital Goods - 2.7%
Case New Holland, Callable 8/1/07 @ 104.62, 9.25%, 8/1/11	200,000	213,250
Compression Polymers, Callable 7/1/09 @ 105.25, 10.50%, 7/1/13 (c)	250,000	251,250
Graham Packaging, Callable 10/15/09 @ 104.94, 9.88%, 10/15/14	250,000	258,750
Greif Brothers, Callable 8/1/07 @ 104.44, 8.88%, 8/1/12	300,000	327,000
L-3 Communications, Callable 1/15/10 @ 102.94, 5.88%, 1/15/15	200,000	196,000
Owens-Brockway Glass Container, Callable 2/15/06 @ 104.44, 8.88%, 2/15/09	500,000	528,750
Sequa, 9.00%, 8/1/09	500,000	550,000
		2,325,000
Communications - 5.6%
AT&T, 9.05%, 11/15/11 (c)	142,000	163,175
Charter Communications Holdings, 8.00%, 4/30/12 (c)	400,000	405,000
Citizens Communications, 9.25%, 5/15/11	250,000	278,125
CSC Holdings, Series B, 7.63%, 4/1/11	250,000	250,625
Dex Media, Callable 11/15/08 @ 104.00, 8.00%, 11/15/13	200,000	214,000
DirectTV Holdings, Callable 3/15/08 @ 104.19, 8.38%, 3/15/13	81,000	88,897
Dobson Cellular Systems, Callable 11/1/08 @ 104.94, 9.88%, 11/1/12	250,000	275,000
Echostar, 6.63%, 10/1/14	300,000	297,375
Horizon PCS, Callable 7/15/08 @ 105.69, 11.38%, 7/15/12	200,000	232,000
Houghton Mifflin, Callable 10/15/08 @ 105.75, 10.00%, 10/15/13 (b)	400,000	310,000
Insight Midwest, Callable 11/1/05 @ 105.25, 10.50%, 11/1/10	200,000	212,000
Intelsat, Callable 1/15/10 @ 104.31, 8.63%, 1/15/15 (c)	250,000	259,375
Panamsat, Callable 8/15/09 @ 104.50, 9.00%, 8/15/14	195,000	205,725
Primedia, Callable 5/15/06 @ 104.44, 8.88%, 5/15/11	200,000	209,500
Qwest, 9.13%, 3/15/12	400,000	438,500
Qwest Capital Funding, 7.00%, 8/3/09	400,000	394,000
Rogers Wireless, 6.38%, 3/1/14	300,000	303,000
Time Warner Telcom, Callable 2/15/09 @ 104.62, 9.25%, 2/15/14	175,000	178,500
		4,714,797
Consumer Cyclical - 6.3%
Buffets, Callable 7/15/06 @ 105.63, 11.25%, 7/15/10	200,000	203,250
Dominos, Series B, Callable 7/1/07 @ 104.13, 8.25%, 7/1/11	364,000	389,480

See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund (Continued)

Description of Security	Par Value	Value (a)
General Motors
7.13%, 7/15/13	$500,000	$453,750
8.38%, 7/15/33	400,000	336,000
Isle of Capri Casinos, Callable 3/1/09 @ 103.50, 7.00%, 3/1/14	500,000	491,250
Jean Coutu Group, Callable 8/1/09 @ 104.25, 8.50%, 8/1/14	250,000	255,937
Landry's Restaurants, Series B, Callable 12/15/09 @ 103.75, 7.50%, 12/15/14	250,000	243,750
Mandalay Resort, Series B, 10.25%, 8/1/07	250,000	270,625
Meristar Hospitality (REIT), 9.13%, 1/15/11	200,000	215,000
Mohegan Tribal Gaming, 6.38%, 7/15/09	250,000	253,750
Service Corporation International, 7.70%, 4/15/09	500,000	525,000
Six Flags, Callable 4/15/08 @ 104.88, 9.75%, 4/15/13	500,000	503,750
Spectrum Brands, Callable 2/1/10 @ 103.69, 7.38%, 2/1/15	250,000	241,250
Stater Brothers Holdings, Callable 6/15/08 @ 104.06, 8.13%, 6/15/12	250,000	255,625
WCI Communities, Callable 5/1/07 @ 104.56, 9.13%, 5/1/12	500,000	522,500
Wynn Las Vegas, Callable 12/1/09 @ 103.31, 6.63%, 12/1/14	250,000	242,813
		5,403,730
Consumer NonCyclical - 2.2%
Ahold Finance USA, 8.25%, 7/15/10	300,000	328,125
Delhaize America, 9.00%, 4/15/31	250,000	309,193
Iasis Healthcare, Callable 6/15/09 @ 104.38, 8.75%, 6/15/14	250,000	269,375
RJ Reynolds Tobacco Holdings, 6.50%, 7/15/10 (c)	250,000	250,000
Sealy Mattress, Callable 6/15/09 @ 104.13, 8.25%, 6/15/14	250,000	265,000
Swift & Co., Callable 10/1/06 @ 106.25, 12.50%, 1/1/10	250,000	275,000
Triad Hospitals, Callable 11/15/08 @ 103.50, 7.00%, 11/15/13	200,000	205,500
		1,902,193
Electric - 3.1%
Allegheny Energy Supply, 8.25%, 4/15/12	250,000	281,250
Calpine, Callable 7/15/07 @ 104.25, 8.50%, 7/15/10 (c)	300,000	224,250
CMS Energy, 8.50%, 4/15/11	500,000	563,125
Dynegy-Roseton Danskamme, 7.67%, 11/8/16	200,000	200,000
Mission Energy Holdings, 13.50%, 7/15/08	250,000	297,500
Nevada Power, Callable 8/15/08 @ 104.50, 9.00%, 8/15/13	262,000	294,095
Reliant Energy, Callable 7/15/08 @ 104.75, 9.50%, 7/15/13	250,000	278,750
Teco Energy, 7.20%, 5/1/11	250,000	269,375
TXU, Series P, 5.55%, 11/15/14	250,000	245,102
		2,653,447
Energy - 0.7%
Bluewater Finance, Callable 2/15/07 @ 105.12, 10.25%, 2/15/12	290,000	314,650
Kerr-Mcgee, 6.95%, 7/1/24	250,000	268,938
Parker Drilling, Series B, Callable 4/14/05 @ 105.06, 10.13%, 11/15/09	48,000	50,520
		634,108
Industrials Other - 0.3%
Amsted Industries, Callable 10/15/07 @ 105.12, 10.25%, 10/15/11 (c)	200,000	218,000
Insurance - 0.3%
Fairfax Financial Holdings, 7.75%, 4/26/12	250,000	247,500
Miscellaneous - 6.6%
Dow Jones 8.00%, 6/29/10 2,500,000 2,534,375 8.25%, 6/29/10	3,014,550	3,061,652
		5,596,027
Natural Gas - 1.2%
El Paso, 7.75%, 6/15/10	200,000	204,000
Tennessee Gas Pipeline, 7.50%, 4/1/17	250,000	276,250
Williams, 7.13%, 9/1/11	500,000	530,000
		1,010,250

See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Income Fund

American Income Fund (Continued)

Description of Security	Par Value	Value (a)
Sovereign - 4.3%
Federal Republic of Brazil, 10.25%, 6/17/13	$500,000	$575,000
Republic of Panama, 7.25%, 3/15/15	500,000	542,500
Republic of Philippines 8.38%, 2/15/11	500,000	516,176
9.50%, 2/2/30	500,000	517,000
Republic of Turkey 9.00%, 6/30/11	500,000	565,000
7.38%, 2/5/25	300,000	291,735
Republic of Venezuela, 10.75%, 9/19/13	500,000	595,000
		3,602,411
Technology - 0.6%
Lucent Technologies, 6.45%, 3/15/29	250,000	219,688
Nortel Networks, 6.13%, 2/15/06	250,000	251,250
		470,938
Transportation - 0.1%
Northwest Airlines, 9.88%, 3/15/07 (m)	200,000	99,000
Total High Yield Corporate Bonds (cost: $31,756,945)		32,533,028
U.S. Government and Agency Securities - 43.6%
U.S. Agency Mortgage-Backed Securities - 43.4%
Adjustable Rate (f) - 1.6%
FHLMC, 4.43%, 9/1/18, #605911	325	330
FNMA 4.34%, 7/1/27, #70179	3,296	3,359
4.49%, 10/1/32, #725110 (h)	868,500	888,692
GNMA, 4.63%, 12/20/22, #8096 (h)	455,596	463,537
		1,355,918
Fixed Rate - 41.8%
FHLMC, 6.50%, 8/1/30, #C43641 (h)	170,262	175,955
FHLMC Gold 6.50%, 11/1/28, #C00676 (h)	449,925	465,110
5.50%, 10/1/33, #A15120 (h)	1,602,946	1,619,472
FNMA 4.00%, 11/1/10, #254956 (h)	2,455,069	2,413,480
6.00%, 12/1/13, #190179 (h)	504,988	523,925
7.50%, 5/1/15, #537440 (h)	83,385	87,814
7.00%, 6/1/17, #254384 (h)	383,531	401,150
7.00%, 7/1/17, #254414 (h)	515,824	539,521
6.00%, 9/1/17, #653368 (h)	426,253	439,706
5.00%, 11/1/18, #750989 (h)	757,711	763,394
5.00%, 2/1/19, #767182 (h)	1,209,872	1,218,196
6.00%, 5/1/29, #323702 (h)	744,673	763,521
6.50%, 5/1/31, #540814 (h)	195,856	202,343
7.00%, 9/1/31, #596680 (h)	647,632	678,194
7.00%, 3/1/32, #635970 (h)	271,883	284,713
6.50%, 6/1/32, #596712 (h)	810,770	837,371
5.50%, 6/1/33, #709700 (h)	1,016,072	1,025,918
5.50%, 11/1/33, #555967	2,499,957	2,527,981
6.00%, 11/1/33, #743642 (h)	802,876	821,190
5.50%, 12/1/33, #756202 (h)	1,383,916	1,396,897
6.00%, 1/1/34, #763687 (h)	1,228,958	1,256,610
5.50%, 2/1/34, #766070 (h)	1,300,532	1,312,731
6.50%, 6/1/34, #735273 (h)	1,643,895	1,697,322
6.00%, 1/1/35, #810225	1,159,488	1,185,577

See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund (Continued)

Description of Security	Par Value	Value (a)
FNMA TBA
4.50%, 9/1/18 (i)	$5,000,000	$4,957,810
5.00%, 9/1/33 (i)	5,000,000	4,965,625
GNMA 6.50%, 4/15/33, #602233 (h)	519,020	541,566
5.50%, 8/15/33, #604567 (h)	1,543,973	1,574,374
6.00%, 7/15/34, #631574 (h)	797,474	821,398
		35,498,864
Total U.S. Agency Mortgage-Backed Securities		36,854,782
U.S. Treasury Obligation (k)- 0.2%
U.S. Treasury Bill, 3.44%, 11/10/05	120,000	119,214
Total U.S. Government and Agency Securities (cost: $36,870,239)		36,973,996
CMO-Private Mortgage-Backed Securities - 25.9%
Adjustable Rate (f) - 6.3%
California Federal Bank Los Angeles, Series 1991-Cl2, Class A, 6.15%, 7/15/21 (g)	22,395	22,971
Goldman Sachs Mortgage Securities, Series 2003-1, Class B2, 6.87%, 3/25/43	1,938,235	2,016,480
GRP/AG Real Estate Asset Trust Series 2004-1, Class A, 3.96%, 3/25/09 (b) (c)	89,810	88,586
Series 2004-2, Class A, 4.21%, 7/25/34 (b) (c)	404,486	398,717
Series 2005-1, Class A, 4.85%, 1/25/35 (b) (c)	244,552	243,798
Sequoia Mortgage Trust, Series 2004-5, Class X1, 0.80%, 6/20/34 (d)	67,818,436	603,659
Washington Mutual MSC Mortgage, Series 2003-AR3, Class B1, 4.99%, 6/25/33 (j)	1,581,894	1,655,325
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-D, Class A1, 4.84%, 2/25/33	322,479	331,099
		5,360,635
Fixed Rate - 19.6%
Citicorp Mortgage Securities Series 2004-5, Class B3, 5.27%, 8/25/34	1,244,688	1,188,577
Series 2005-4, Class 1A6, 5.50%, 7/25/35	1,000,000	1,018,460
Countrywide Alternative Loan Trust, Series 2005-7CB, Class 2A4, 5.50%, 4/25/35	750,000	763,554
GMAC Mortgage Corporation Loan Trust Series 2003-GH2, Class A3, 5.00%, 3/25/23	1,500,000	1,480,305
Series 2003-J9, Class A15, 5.00%, 1/25/34	1,325,000	1,299,533
Series 2004-J5, Class A7, 6.50%, 1/25/35	1,121,269	1,174,966
Goldman Sachs Mortgage Securities, Series 2001-2, Class A, 7.50%, 6/19/32 (c)	499,582	526,954
Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, 6.36%, 11/25/34	1,083,903	1,106,598
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 (c)	1,125,605	1,186,524
Prime Mortgage Trust Series 1004-2, Class B2, 5.20%, 11/25/19	414,604	409,621
Series 2004-2, Class B3, 5.20%, 11/25/19	310,712	302,395
Residential Asset Mortgage Products Series 2003-SL1, Class M2, 7.32%, 4/25/31	1,079,711	1,113,755
Series 2004-SL4, Class A3, 6.50%, 7/25/32	1,097,760	1,129,030
Residential Asset Securitization Trust, Series 2002-A12, Class 1A1, 5.20%, 11/25/32	275,876	273,567
Structured Asset Securities Corporation, Series 2005-6, Class 5A6, 5.00%, 5/25/35	1,000,000	1,008,517
Washington Mutual MSC Mortgage, Series 2003-MS9, Class CB2, 7.44%, 12/25/33	421,502	432,048
Wells Fargo Mortgage-Backed Securities Trust Series 2003-7, Class A3, 4.50%, 8/25/18 (j)	1,078,815	1,062,277
Series 2004-7, Class B2, 4.72%, 7/25/19	700,269	680,178
Series 2004-7, Class B3, 4.72%, 7/25/19	525,438	492,299
		16,649,158
Total CMO-Private Mortgage-Backed Securities (cost: $22,181,842)		22,009,793

See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Income Fund

American Income Fund (Continued)

Description of Security	Par Value	Value (a)
Asset-Backed Securities - 13.2%
Commercial - 0.6%
Morgan Stanley Capital, Series 1999-FNV1, Class A1, 6.12%, 3/15/31 (j)	$479,475	$486,470
Home Equity - 12.0%
Ace Securities, Series 2003-OP1, Class M3, 5.29%, 12/25/33 (b) (f) (l)	1,500,000	1,510,440
First Franklin Mortgage Loan, Series 2004-FFA, Class M2F, 4.62%, 3/25/24 (b) (j)	2,760,000	2,683,714
Home Equity Mortgage Trust Series 2004-2, Class B1, 5.54%, 8/25/34 (b) (f) (j)	1,000,000	1,003,800
Series 2004-6, Class M2, 5.32%, 4/25/35 (b) (j)	500,000	485,860
Residential Asset Securities Corporation, Series 2002-KS1, Class AI4, 5.86%, 11/25/29 (j)	157,184	156,841
Residential Funding Mortgage Securities I Series 2004-HI2, Class A4, 5.24%, 9/25/18	2,000,000	2,010,060
Series 2003-HI4, Class M1, 5.53%, 2/25/29 (b) (j)	2,327,000	2,314,830
		10,165,545
Manufactured Housing - 0.6%
Green Tree Financial, Series 1994-2, Class A5, 8.30%, 5/15/19 (j)	509,096	520,713
Total Asset-Backed Securities (cost: $11,278,921)		11,172,728
CMO-U.S. Agency Mortgage-Backed Securities - 11.9%
Fixed Rate - 7.0%
FHLMC REMIC, Series 2690, Class OE, 5.00%, 11/15/28 (h)	1,274,000	1,276,421
FNMA REMIC Series 2004-27, Class HB, 4.00%, 5/25/19 (j)	1,923,137	1,801,402
Series 2004-29, Class WG, 4.50%, 5/25/19	942,115	906,786
Series 2002-W1, Class 2A, 7.50%, 2/25/42 (j)	732,656	775,830
Freddie Mac REMIC, Series 2972, Class KA, 4.50%, 6/15/18	1,143,553	1,141,975
		5,902,414
Z-Bonds (e) - 5.0%
FHLMC REMIC, Series 2676, Class GZ, 4.50%, 9/15/33	1,652,515	1,446,034
GNMA REMIC, Series 2001-8, Class Z, 6.50%, 3/20/31 (h)	2,663,007	2,779,859
		4,225,893
Total CMO-U.S. Agency Mortgage-Backed Securities (cost: $9,428,932)		10,128,307
Corporate Bonds - 2.9%
Consumer Cyclical - 0.6%
Ford Motor, 7.00%, 10/1/13	500,000	479,309
Consumer Noncyclical - 0.3%
Glencore Funding LLC, 6.00%, 4/15/14	250,000	234,978
Sovereign - 1.4%
Russian Federation, 5.00%, 3/31/30 (b) (c)	1,050,000	1,197,000
Transportation - 0.6%
American Airlines, Series 99-1, 7.02%, 10/15/09	500,000	515,000
Total Corporate Bonds (cost: $2,359,815)		2,426,287
Total Investments in Unaffiliated Securities (cost: $113,876,694)		115,244,139

See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund (Continued)

Description of Security	Shares	Value (a)
Affiliated Money Market Fund (n) - 1.9%
First American Prime Obligations Fund, Class Z (cost: $1,608,450)	1,608,450	$1,608,450
Total Investments in Securities (o) - 137.7% (cost: $115,485,144)		$116,852,589

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  Delayed interest (Step Bond) – Security for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of August 31, 2005.

(c)  Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the fund's board of directors. As of August 31, 2005, the value of these investments was $5,884,806 or 6.9% of net assets. See note 2 in Notes to Financial Statements.

(d)  Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents the coupon rate in effect as of August 31, 2005.

(e)  Z-Bond – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents the current yield based upon the current cost basis and estimated future cash flows.

(f)  Variable Rate Security – The rate shown is the rate in effect as of August 31, 2005.

(g)  Security considered illiquid. As of August 31, 2005, the value of this investment was $22,971 or 0.03% of net assets. See note 2 in Notes to Financial Statements.

(h)  On August 31, 2005, securities valued at $27,270,380 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$9,250,000	8/19/05	3.72%	10/19/05	$12,426	(1)
8,290,782	8/15/05	3.58%	9/15/05	14,016	(2)
3,713,709	8/10/05	3.74%	11/8/05	8,488	(2)
1,897,948	8/10/05	3.67%	11/8/05	4,256	(2)
$23,152,439				$39,186

*  Interest rate as of August 31, 2005. Rates are based on the London InterBank Offered Rate (LIBOR) and reset monthly.

Name of broker and description of collateral:

  (1)  Goldman:
FHLMC, 5.50%, 10/1/33, $1,602,946 par
FHLMC REMIC, 5.00%, 11/15/28, $1,274,000 par
FNMA, 4.00%, 11/1/10, $2,455,069 par
FNMA, 4.49%, 10/1/32, $868,500 par
FNMA, 5.50%, 6/1/33, $1,016,072 par
FNMA, 5.50%, 12/1/33, $1,383,916 par
GNMA, 5.50%, 8/15/33, $1,543,973 par

  (2)  Morgan Stanley:
FHLMC, 6.50%, 8/1/30, $170,262 par
FHLMC Gold, 6.50%, 11/1/28, $449,925 par
FNMA, 6.00%, 12/1/13, $504,988 par
FNMA, 7.50%, 5/1/15, $83,385 par
FNMA, 7.00%, 6/1/17, $385,531 par
FNMA, 7.00%, 7/1/17, $515,824 par
FNMA, 6.00%, 9/1/17, $426,253 par
FNMA, 5.00%, 11/1/18, $757,711 par
FNMA, 5.00%, 2/1/19, $1,209,872 par
FNMA, 6.00%, 5/1/29, $744,673 par

See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Income Fund

FNMA, 6.50%, 5/1/31, $195,856 par
FNMA, 7.00%, 9/1/31, $647,632 par
FNMA, 7.00%, 3/1/32, $271,883 par
FNMA, 6.50%, 6/1/32, $810,770 par
FNMA, 6.00%, 11/1/33, $802,876 par
FNMA, 6.00%, 1/1/34, $1,228,958 par
FNMA, 5.50%, 2/1/34, $1,300,532 par
FNMA, 6.50%, 6/1/34, $1,643,895 par
GNMA, 4.63%, 12/20/22, $455,596 par
GNMA, 6.50%, 4/15/33, $519,020 par
GNMA, 6.00%, 7/15/34, $797,474 par
GNMA REMIC, 6.50%, 3/20/31, $2,663,007 par

(i)  This security has been purchased on a when-issued basis. On August 31, 2005, the total cost of investments purchased on a when-issued basis was $9,782,813.

(j)  This security or a portion of this security is pledged as collateral for positions purchased on a when-issued basis.

(k)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(l)  This security or a portion of this security is pledged as initial margin deposits for open futures contracts. See note 2 in Notes to Financial Statements.

(m)  Security declared bankruptcy after fiscal period ended August 31, 2005.

(n)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(o)  On August 31, 2005, the cost of investments in securities for federal income tax purposes was $115,485,144. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost, were as follows:

Gross unrealized appreciation	$2,570,477
Gross unrealized depreciation	(1,203,032)
Net unrealized appreciation	$1,367,445

Abbreviations:

CMO–Collateralized Mortgage Obligation

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

TBA–To Be Announced

Schedule of Open Futures Contracts
Description	Number of Contracts (Sold)		Market Value Covered by Contracts	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. 20 Year Long Bond Futures Note	(5)		$(591,875)	Sept-05	$(10,447)
U.S. 5 Year Futures Note	(10)		(1,085,313)	Sept-05	3,246
U.S. 10 Year Futures Note	(70)		(7,904,531)	Sept-05	(39,635)
	(8	5)	$(9,581,719)		$(46,83	6)

2005 Annual Report

American Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the fund), including the schedule of investments, as of August 31, 2005, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc., at August 31, 2005, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 7, 2005

2005 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited)

Annual Meeting Results

An annual meeting of the fund's shareholders was held on September 19, 2005. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

1.  The fund's shareholders elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Victoria J. Herget*	8,365,056	392,094
Leonard W. Kedrowski*	8,364,508	392,642
Richard K. Riederer*	8,365,142	392,008

*Class II–term was scheduled to expire at the 2008 annual meeting of shareholders. However, because the proposal described in paragraph 2 below was approved, the term of these directors will expire at the 2006 annual meeting of shareholders.

2.  The fund's shareholders approved amendments to the fund's Restated and Amended Articles of Incorporation and Bylaws to declassify the board of directors so that all directors are elected annually and to eliminate the requirement that directors may be removed only for cause by the holders of 75% of the fund's shares.

Shares Voted "For"	Shares Voted "Against"	Abstentions
8,499,292	136,203	121,655

3.  The fund's shareholders ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent registered public accounting firm for the fund for the fiscal period ending August 31, 2005. The following votes were cast regarding this matter:

Shares Voted "For"	Shares Voted "Against"	Abstentions
8,649,829	57,830	49,491

Approval of the Fund's Investment Advisory Agreement

The Board of Directors of the fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund's advisory agreement with U.S. Bancorp Asset Management, Inc. ("USBAM"). At a meeting on May 3-5, 2005, the Board considered information relating to the fund's investment advisory agreement with USBAM (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 20-22, 2005, the Board concluded its consideration of and approved the Agreement through June 30, 2006.

In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of USBAM's services to the fund, (2) the investment performance of the fund, (3) the profitability of USBAM related to the fund, including an analysis of USBAM's cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM through its relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the fund is a closed-end fund that issue new shares only in certain circumstances in connection with dividend reinvestments, a consideration of economies of scale was not relevant to its evaluation of the Agreement. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's approval of the Agreement.

2005 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited) continued

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by USBAM and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by USBAM to the fund. The Board reviewed USBAM's key personnel who provide investment management services to the fund as well as the fact that, under the Agreement, USBAM has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund's investment policies and restrictions, subject to review by the Board. The Board further considered that USBAM's duties with respect to the fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's sub-administrator, transfer agent, and custodian. Finally, the Board considered USBAM's representation that the services provided by USBAM under the Agreement are the types of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about USBAM from the fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the fund is likely to benefit from the nature, extent, and quality of the services provided by USBAM under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the fund performed versus its benchmark index. The Board noted that the fund significantly outperformed both its benchmark and its performance universe for the one- and three-year periods ended February 28, 2005. The fund also outperformed its benchmark for the five- and ten-year periods ended February 28, 2005, although it underperformed its performance universe for these periods. The Board concluded that, in light of the fund's strong performance over the one- and three-year periods ended February 28, 2005, it would be in the best interest of the fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM's estimated costs in serving as the fund's investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The Board also considered the reported profitability of USBAM and its affiliates resulting from their relationship with the fund. The Board reviewed fee and expense information for the fund as compared to that of other funds and accounts managed by USBAM and of comparable funds managed by other advisers. The Board found that while the advisory fees for USBAM's institutional separate accounts are lower than the fund's advisory fees, the fund receives additional services from USBAM that separate accounts do not receive. Using information provided by an independent data service, the Board also evaluated the fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy (the "peer group median advisory fee"), and the fund's expense ratio compared to the median expense ratio of comparable funds (the "peer group median expense ratio"). The Board noted that the fund's advisory fee was equal to the peer group median advisory fee and that the fund's total expense ratio was lower than the peer group median expense ratio. The Board concluded that the fund's advisory fee and expense ratio are reasonable in light of the services provided.

2005 Annual Report

American Income Fund

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the fund, the Board noted that USBAM and certain of its affiliates serve the fund in various capacities, including as adviser, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The Board considered that each service provided to the fund by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of the fund and its shareholders.

Terms and Conditions of the Dividend Reinvestment Plan

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since EquiServe's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to EquiServe. Written instructions should include your name and address as they appear on the certificate or account.

2005 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited) continued

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

Tax Information

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions (income from tax-exempt securities, 100.0% qualifying as exempt-interest dividends)

Payable Date  Amount

November 24, 2004	$0.0500
December 22, 2004	0.0500
January 7, 2005	0.0719
February 23, 2005	0.0500
March 23, 2005	0.0475
April 27, 2005	0.0475
May 25, 2005	0.0450
June 22, 2005	0.0450
July 27, 2005	0.0425
August 24, 2005	0.0425
Total	$0.4919

How to Obtain a Copy of the Fund's Proxy Voting Policies and Proxy Voting Record

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Holdings Information

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's

2005 Annual Report

American Income Fund

Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Certifications

In October 2005, the fund's Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund's Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act are filed with the fund's Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

2005 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through March 2003; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Retired; Vice President, Cargo–United Airlines, from July 2001 through July 2004; Vice President, North America–Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a company engaged in strategic planning, operations management, government relations, transportation planning, and public relations; attorney at law; Partner and Chairman, ExcensusTM, LLC, a demographic services company.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MRF's board since October 2000; Director of MRF since October 2000.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Cos. through 2003.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

2005 Annual Report

American Income Fund

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MRF since February 2001.	Chief Executive Officer of U.S. Bancorp Asset Management, Inc., since May 2001; Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company ("FIRMCO") from February 2001 to May 2001; prior thereto, Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President- Investments	Re-elected by the Board annually; Vice President–Investments of MRF since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; President and Chief Investment Officer, ING Investment Management–Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President- Administration	Re-elected by the Board annually; Vice President–Administration of MRF since October 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D. Gariboldi, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since December 2004.	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto, Vice President for Investment Accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MRF since September 2005.	Assistant Treasurer, U.S. Bancorp Asset Management, Inc., since September 2005; prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management, Inc., from May 2003. Prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since February 2005.	Chief Compliance Officer, First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that, Vice President, Charles Schwab & Co., Inc.

Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MRF since December 2004, prior thereto, Assistant Secretary of MRF since October 2000.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis–based law firm.

Brett L. Agnew U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004.	Attorney, U.S. Bancorp Asset Management, Inc., since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, Consultant, Principal Financial Group.

James D. Alt 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004; prior thereto, Secretary of MRF since June 2002; Assistant Secretary of MRF from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

*Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, and Agnew, and Ms. Stevenson and Ms. Prudhomme are each employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the fund.

2005 Annual Report

American Income Fund

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Board of DIRECTORS

VIRGINIA STRINGER

Chairperson of American Income Fund, Inc.

Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III

Director of American Income Fund, Inc.

Retired; former Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

ROGER GIBSON

Director of American Income Fund, Inc.

Retired; former Vice President of Cargo-United Airlines

VICTORIA HERGET

Director of American Income Fund, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI

Director of American Income Fund, Inc.

Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER

Director of American Income Fund, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS

Director of American Income Fund, Inc.

Owner and President of Strauss Management Company

JAMES WADE

Director of American Income Fund, Inc.

Owner and President of Jim Wade Homes

American Income Fund’s Board of Directors is comprised entirely of independent directors.

AMERICAN INCOME FUND

2005 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2005 0272 05 MRF-AR

Item 2—Code of Ethics

(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item.

(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its code of ethics.

(d) The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a) Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $17,469 in the fiscal period ended August 31, 2005, $18,127 in the fiscal year ended October 31, 2004, and $22,112 in the fiscal year ended October 31, 2003, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b) Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $997 in the fiscal period ended August 31, 2005, $1,769 in the fiscal year ended October 31, 2004, and $2,623 in the fiscal year ended October 31, 2003, including fees associated with the semi-annual review of fund disclosures.

(c) Tax Fees - E&Y billed the registrant fees of $3,291 in the fiscal period ended August 31, 2005, $3,735 in the fiscal year ended October 31, 2004, and $4,879 in the fiscal year ended October 31, 2003, for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d) All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal period ended August 31, 2005 and the fiscal years ended October 31, 2003 and 2004.

(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

• Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

• Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

• Meet quarterly with the partner of the independent audit firm

• Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

• Annual Fund financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

• Accounting consultations

• Fund merger support services

• Other accounting related matters

• Agreed Upon Procedure Reports

• Attestation Reports

• Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

• Tax compliance services related to the filing or amendment of the following:

• Federal, state and local income tax compliance, and

• Sales and use tax compliance

• Timely RIC qualification reviews

• Tax distribution analysis and planning

• Tax authority examination services

• Tax appeals support services

• Accounting methods studies

• Fund merger support services

• Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

• Management functions

• Accounting and bookkeeping services

• Internal audit services

• Financial information systems design and implementation

• Valuation services supporting the financial statements

• Actuarial services supporting the financial statements

• Executive recruitment

• Expert services (e.g., litigation support)

• Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $29,988 in the fiscal period ended August 31, 2005, $36,254 in the fiscal year ended October 31, 2004, and $139,702 in the fiscal year ended October 31, 2003, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b) Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”). The proxy voting policies and procedures of USBAM are as follows:

General Principles

U.S. Bancorp Asset Management, Inc. (“USBAM”) is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM’s duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

In the event of a sub-adviser, USBAM delegates proxy voting to the sub-adviser who is responsible for developing and enforcing policies, which are reviewed regularly by USBAM.

USBAM’s Investment Policy Committee, comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) monitoring the activities of USBAM’s Proxy Voting Administration Committee.

Policies and Procedures

Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS’s policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In appropriate situations, a portfolio manager can initiate action to override a standard policy for a particular vote and such override will be subject to approval of the Investment Policy Committee.

Procedures. Responsibility for certain administrative aspects of proxy voting rests with the USBAM’s Proxy Voting Administration Committee. The Proxy Voting Administration Committee also supervises the relationship with an outside firm that assists with the process, ISS. This firm apprises USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM’s proxy voting record keeper and generates reports on how proxies were voted.

Conflicts of Interest. As an affiliate of U.S. Bancorp, a large, multi-service financial institution, USBAM recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although USBAM strongly believes that, regardless of such real or perceived conflicts of interest, it will vote proxies in its clients’ best interests. By adopting ISS’s policies and generally deferring to ISS’s recommendations, USBAM believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS’s conflict avoidance policy and has concluded that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the Proxy Voting Administration Committee determines that ISS faces a material conflict of interest with respect to a specific vote, the Proxy Voting Administration Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM faces no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

• Obtaining instructions from the affected clients on how to vote the proxy;

• Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;

• Voting in proportion to the other shareholders;

• Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

• Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

Review and Reports

On a regular basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters. The review will include:

• Monitor proxy votes cast to ensure they are consistent with USBAM policy.

• Ensure proxy votes are cast in a timely manner.

• Ensure proxy ballots are sent to and received by ISS in a timely manner.

The Proxy Voting Administration Committee will report periodically to the Investment Policy Committee, including a review of all identified conflicts and how they were addressed. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

Vote Disclosure to Shareholders

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

USBAM’s separately managed account clients can contact their relationship manager for more information on USBAM’s policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and USBAM’s vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.             Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent

• Fees for non-audit services are excessive, or

• There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

2.             Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.             Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.             Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.             Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.             Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.             Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.             Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY -CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

• It is intended for financing purposes with minimal or no dilution to current shareholders

• It is not designed to preserve the voting power of an insider or significant shareholder

9.             Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

• Historic trading patterns

• Rationale for the repricing

• Value-for-value exchange

• Option vesting

• Term of the option

• Exercise price

• Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85 percent of fair market value

• Offering period is 27 months or less, and

• Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.          Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights,

military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Applicable for fiscal years ending on or after December 31, 2005.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

Item 11—Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3) Not applicable.

(b) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2005

By:
/s/ Charles D. Gariboldi
Charles D. Gariboldi
Treasurer

Date: November 7, 2005